SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report (Date of earliest  event  reported)  July 11, 1997
                                                       (July 10, 1997)

                         MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                    0-6457            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



           1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
           ------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (202) 872-1600.




















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                             PAGE 2


Item 5. Other Events.


         On July 10, 1997, MCI announced that anti-competitive tactics practiced by the local phone monopolies are preventing MCI from fully executing its local strategy. As a result, MCI faces higher than expected costs to enter the local market. MCI estimates that local market losses for 1997 could reach $800 million. The bulk of the losses will occur in the second half of 1997. MCI said that 1998 losses in its local business could exceed the levels incurred in 1997. As a result of these developments, MCI expects earnings for the remainder of 1997 and 1998 to be lower than current market expectations.


         MCI also announced that it is exploring a series of steps to improve financial performance. While these decisions have not been finalized, if taken, they could result in material charges to MCI's 1997 results of operations.


Forward-looking Statements May Prove Inaccurate

               MCI has made certain forward-looking statements in this Current Report on Form 8-K that are subject to risks and uncertainties. Forward-looking statements include information concerning the possible future results of operations of the company, its long-distance telecommunication services business, its investments in ventures and developing markets ("VDM") businesses, the possible future results of operations of the company and Concert plc ("Concert") after the merger (the "Merger") of MCI with and into Tadworth Corporation, a wholly-owned subsidiary of British Telecommunications plc, and statements of information preceded by, followed by or that include the words "estimates", "expects", or similar expressions. For those statements, the company claims the protection of safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The reader is cautioned that important factors such as the following could affect the future results of the company, its long distance telecommunication services and VDM businesses and the company and Concert after the Merger and could cause those results to differ materially from those expressed in the forward-looking statements: material adverse changes in the economic conditions in the markets served by the company and Concert; a significant delay in the expected closing of the Merger; future regulatory actions and conditions in MCI's and Concert's operating areas, including the ability of the company to obtain local facilities at competitive rates; and competition from others in the U.S. and international long-distance markets, including the entry of the RBOC's and other companies into the long-distance markets in the U.S.





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                                     PAGE 3


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ C. Bolton-Smith, Jr.
                                   ------------------------------
                                    C. Bolton-Smith, Jr.
                                    Secretary

Date: July 11, 1997